NATIONS LIFEGOAL FUNDS, INC.

                        NATIONS LIFEGOAL GROWTH PORTFOLIO
                   NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
                  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

                        Supplement dated January 19, 1999
                      to Prospectuses dated August 1, 1998

         The prospectuses for the Primary A, Primary B, Investor A and Investor B Shares of Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio are hereby supplemented by deleting the first paragraph under the heading "Description of Underlying Nations Funds-Investment Objectives, Policies and Practices--Nations Equity Income Fund" and inserting in its place the following:

The Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields. The investment program of the Fund is based on several premises. First, that dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases and decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in investment return. Collectively, these traits may be combined in such a fashion as to produce a Fund with less volatility and which provides higher income than that of the stocks in the S&P 500 Index.